UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2019

POWERFLEET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	N/A	83-4366463
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PWFL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion, on October 3, 2019 (the “Closing Date”), of the previously announced Transactions (as defined below) contemplated by (i) the Agreement and Plan of Merger, dated as of March 13, 2019 (the “Merger Agreement”), by and among I.D. Systems, Inc., a Delaware corporation (“I.D. Systems”), PowerFleet, Inc., a Delaware corporation and a wholly-owned subsidiary of I.D. Systems prior to the Transactions (“PowerFleet”), Pointer Telocation Ltd., a public company limited by shares formed under the laws of the State of Israel (“Pointer”), Powerfleet Israel Holding Company Ltd., a private company limited by shares formed under the laws of the State of Israel and a wholly-owned subsidiary of PowerFleet (“Pointer Holdco”), and Powerfleet Israel Acquisition Company Ltd., a private company limited by shares formed under the laws of the State of Israel and a wholly-owned subsidiary of Pointer Holdco prior to the Transactions (“Pointer Merger Sub”), and (ii) the Investment and Transaction Agreement, dated as of March 13, 2019, as amended by Amendment No. 1 thereto dated as of May 16, 2019, Amendment No. 2 thereto dated as of June 27, 2019 and Amendment No. 3 thereto dated as of October 3, 2019 (the “Investment Agreement,” and together with the Merger Agreement, the “Agreements”), by and among I.D. Systems, PowerFleet, PowerFleet US Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of PowerFleet prior to the Transactions (“I.D. Systems Merger Sub”), and ABRY Senior Equity V, L.P., ABRY Senior Equity Co-Investment Fund V, L.P. and ABRY Investment Partnership, L.P. (the “Investors”), affiliates of ABRY Partners II, LLC.

At the effective time of the I.D. Systems Merger (as defined below) on October 3, 2019 (the “I.D. Systems Merger Effective Time”), pursuant to the terms of the Investment Agreement, I.D. Systems reorganized into a new holding company structure by merging I.D. Systems Merger Sub with and into I.D. Systems (the “I.D. Systems Merger”), with I.D. Systems surviving as a direct, wholly-owned subsidiary of PowerFleet. Also on October 3, 2019, at the effective time of the Pointer Merger (as defined below), pursuant to the terms of the Merger Agreement, Pointer Merger Sub merged with and into Pointer (the “Pointer Merger”), with Pointer surviving as a direct, wholly-owned subsidiary of Pointer Holdco and an indirect, wholly-owned subsidiary of PowerFleet. As a result of the I.D. Systems Merger, the Pointer Merger and the other transactions contemplated by the Agreements (the “Transactions”), I.D. Systems and Pointer Holdco each became direct, wholly-owned subsidiaries of PowerFleet and Pointer became an indirect, wholly-owned subsidiary of PowerFleet. In addition, as a result of the Transactions, PowerFleet became a publicly traded corporation, and former I.D. Systems stockholders and former Pointer shareholders received common stock of PowerFleet, par value $0.01 per share (“PowerFleet Common Stock”), as described further below. I.D. Systems common stock, par value $0.01 per share (“I.D. Systems Common Stock”), ceased trading on the Nasdaq Global Market and Pointer ordinary shares, par value NIS 3.00 per share (“Pointer Ordinary Shares”), ceased trading on the Nasdaq Capital Market and the Tel Aviv Stock Exchange (“TASE”), following the close of trading on October 2, 2019 and the effectiveness of the Pointer Merger on October 3, 2019, respectively, and PowerFleet Common Stock commenced trading on the Nasdaq Global Market on October 3, 2019 and is expected to commence trading on the TASE on October 6, 2019, in each case under the symbol “PWFL”.

At the I.D. Systems Merger Effective Time, each share of I.D. Systems Common Stock outstanding immediately prior to such time (other than any I.D. Systems Common Stock owned by I.D. Systems immediately prior to the I.D. Systems Merger Effective Time) was converted automatically into the right to receive one share of PowerFleet Common Stock. At the Pointer Merger Effective Time (as defined below), each Pointer Ordinary Share outstanding immediately prior to such time (other than Pointer Ordinary Shares owned, directly or indirectly, by I.D. Systems, PowerFleet or any of their subsidiaries or Pointer or any of its wholly-owned subsidiaries immediately prior to the Pointer Merger Effective Time) was cancelled in exchange for $8.50 in cash, without interest (the “Cash Consideration”), and 1.272 shares of PowerFleet Common Stock (the “Stock Consideration,” and together with the Cash Consideration, the “Pointer Merger Consideration”).

I.D. Systems stock options and restricted stock awards that were outstanding immediately prior to the I.D. Systems Merger Effective Time were converted automatically into equivalent PowerFleet awards on the same terms and conditions applicable to such I.D. Systems stock options and restricted stock awards prior to the I.D. Systems Merger Effective Time.

At the effective time of the Pointer Merger on October 3, 2019 (the “Pointer Merger Effective Time”), each award of options to purchase Pointer Ordinary Shares that was outstanding and unvested immediately prior to such time was cancelled and substituted with options to purchase shares of PowerFleet Common Stock under the PowerFleet, Inc. 2018 Incentive Plan (“2018 Plan”) on the same material terms and conditions as were applicable to the corresponding option immediately prior to the Pointer Merger Effective Time, except that (i) the number of shares of PowerFleet Common Stock underlying such substituted option is equal to the product of (A) the number of Pointer Ordinary Shares underlying such option immediately prior to the Pointer Merger Effective Time multiplied by (B) 2.544, with any fractional shares rounded down to the nearest whole number of shares of PowerFleet Common Stock, and (ii) the per-share exercise price is equal to the quotient obtained by dividing (A) the exercise price per Pointer Ordinary Share subject to such option immediately prior to the Pointer Merger Effective Time by (B) 2.544 (rounded up to the nearest whole cent).

At the Pointer Merger Effective Time, each award of options to purchase Pointer Ordinary Shares that was outstanding and vested immediately prior to such time was cancelled in exchange for the right to receive the product of (i) the excess, if any, of (A) the Pointer Merger Consideration (allocated between the Cash Consideration and the Stock Consideration in the same proportion as for holders of Pointer Ordinary Shares), over (B) the exercise price per Pointer Ordinary Share subject to such option, multiplied by (ii) the total number of Pointer Ordinary Shares underlying such option. If the exercise price of a vested option was equal to or greater than the consideration payable in respect of a vested option, such option was cancelled without payment.

At the Pointer Merger Effective Time, each award of restricted stock units of Pointer (a “Pointer RSU”) that was outstanding and vested immediately prior to such time was cancelled in exchange for the right to receive the Pointer Merger Consideration (allocated between the Cash Consideration and the Stock Consideration in the same proportion as for holders of Pointer Ordinary Shares). Each Pointer RSU that was outstanding and unvested immediately prior to such time was cancelled and substituted with restricted stock units under the 2018 Plan representing the right to receive, on the same material terms and conditions as were applicable under such Pointer RSU immediately prior to the Pointer Merger Effective Time, that number of shares of PowerFleet Common Stock equal to the product of (i) the number of Pointer Ordinary Shares underlying such Pointer RSU immediately prior to the Pointer Merger Effective Time multiplied by (ii) 2.544, with any fractional shares rounded down to the nearest lower whole number of shares of PowerFleet Common Stock.

The issuance of PowerFleet Common Stock in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to PowerFleet’s registration statement on Form S-4 (File No. 333-231725) (as amended, the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on July 25, 2019. The definitive joint proxy statement/prospectus of I.D. Systems and Pointer that forms part of the Registration Statement and that was filed with the SEC pursuant to Rule 424(b)(3) on July 25, 2019 (the “Joint Proxy Statement/Prospectus”) contains additional information about the Transactions.

This Current Report on Form 8-K establishes PowerFleet as the successor issuer to I.D. Systems and Pointer pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(d) under the Exchange Act, shares of PowerFleet Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and PowerFleet is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. PowerFleet hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

The foregoing description of the Agreements and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to I.D. Systems’ Current Report on Form 8-K filed with the SEC on March 15, 2019, and (ii) the Investment Agreement (including Amendment No. 1 and Amendment No. 2 thereto), which is incorporated herein by reference to Exhibit 2.2 to I.D. Systems’ Current Report on Form 8-K filed with the SEC on March 15, 2019, to Exhibit 2.1 to I.D. Systems’ Current Report on Form 8-K filed with the SEC on May 20, 2019 and to Exhibit 2.1 to I.D. Systems’ Current Report on Form 8-K filed with the SEC on June 27, 2019, and Amendment No. 3 to the Investment Agreement, which is filed as Exhibit 2.5 to this Current Report on Form 8-K and incorporated herein by reference.

The representations, warranties and covenants contained in the agreements and documents described above were made only for purposes of those agreements and documents and as of the specified dates set forth therein, were solely for the benefit of the parties to those agreements and documents, may be subject to limitations agreed upon by those parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between those parties instead of establishing particular matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on these representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of PowerFleet, I.D. Systems or Pointer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the applicable agreement, which subsequent information may or may not be fully reflected in PowerFleet’s, I.D. Systems’ or Pointer’s public disclosures.

The Cash Consideration was financed using (i) net proceeds of the issuance and sale by PowerFleet of 50,000 shares of PowerFleet’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), to the Investors for an aggregate purchase price of $50,000,000 pursuant to the terms of the Investment Agreement, and (ii) term loan borrowings by Pointer Holdco on the Closing Date of $30,000,000 under a credit agreement, dated August 19, 2019 (the “Credit Agreement”), with Bank Hapoalim B.M., pursuant to which Bank Hapoalim B.M. agreed to provide Pointer Holdco with two senior secured term loan facilities in an aggregate principal amount of $30,000,000 (comprised of two facilities in the aggregate principal amount of $20,000,000 and $10,000,000) and a five-year revolving credit facility to Pointer in an aggregate principal amount of $10,000,000. A summary of the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions, of the Series A Preferred Stock is contained in the section of the Joint Proxy Statement/Prospectus entitled “Description of Parent Capital Stock.” The Credit Agreement was previously described in I.D. Systems’ Current Report on Form 8-K filed with the SEC on August 23, 2019.

Item 1.01. Entry into a Material Definitive Agreement.

On October 3, 2019, PowerFleet, I.D. Systems, I.D. Systems Merger Sub and the Investors entered into Amendment No. 3 to the Investment Agreement (the “Investment Agreement Third Amendment”), pursuant to which PowerFleet agreed to issue and sell to the Investors in a private placement convertible unsecured promissory notes in the aggregate principal amount of $5,000,000 (the “Notes”) at the closing of the Transactions. The principal amount of, and accrued interest through the maturity date on, the Notes will convert automatically into Series A Preferred Stock (at the original issuance price thereof) upon receipt of the approval by PowerFleet’s stockholders in accordance with Nasdaq rules. The Notes will bear interest at 10% per annum, will mature on the third business day before the first anniversary of their issuance date (unless earlier converted) and may be prepaid in full subject to a prepayment premium.

In addition, simultaneously with the closing of the Transactions on October 3, 2019, PowerFleet entered into a registration rights agreement (in the form attached as an exhibit to the Investment Agreement) with the Investors (the “Registration Rights Agreement”), pursuant to which the Investors have certain customary registration rights with respect to the shares of PowerFleet Common Stock issued or issuable upon conversion of any shares of Series A Preferred Stock. The Registration Rights Agreement, among other things, grants certain registration rights to the Investors, including demand registration rights and piggyback registration rights, and contains customary provisions regarding payment of fees and expenses and indemnification.

The foregoing description of the Investment Agreement Third Amendment, the Notes and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Investment Agreement Third Amendment, which is filed as Exhibit 2.5 to this Current Report on Form 8-K and incorporated herein by reference, (ii) the form of Note, which is filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference, and (iii) the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the last paragraph of the Introductory Note and the first paragraph of Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03. The foregoing description of the Credit Agreement and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Credit Agreement, which is incorporated herein by reference to Exhibit 10.1 to I.D. Systems’ Current Report on Form 8-K filed with the SEC on August 23, 2019, and (ii) the form of Note, which is filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in the last paragraph of the Introductory Note and the first paragraph of Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. On October 3, 2019, 50,000 shares of the Series A Preferred Stock and $5,000,000 in aggregate principal amount of the Notes were issued and sold to the Investors in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 3.02, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. The disclosure set forth in the sections titled “Comparison of the Rights of Holders of Pointer Ordinary Shares and Parent Common Stock”, “Comparison of the Rights of Holders of I.D. Systems Common Stock and Parent Common Stock” and “Description of Parent Capital Stock” in the Registration Statement is incorporated herein by reference.

Item 5.01. Change in Control of Registrant.

Prior to the I.D. Systems Merger Effective Time, PowerFleet was a direct, wholly-owned subsidiary of I.D. Systems. Pursuant to the Investment Agreement, as of the I.D. Systems Merger Effective Time, shares of PowerFleet Common Stock that were owned by I.D. Systems immediately prior to the I.D. Systems Merger Effective Time were automatically cancelled for no consideration. Following this cancellation and the issuance of shares of PowerFleet Common Stock and Series A Preferred Stock in the Transactions, the former I.D. Systems stockholders held approximately 63.4% of the outstanding shares of PowerFleet Common Stock, the former Pointer shareholders held approximately 36.6% of the outstanding shares of PowerFleet Common Stock and the Investors held all of the outstanding shares of Series A Preferred Stock. The information set forth in the Introductory Note, Item 3.02 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Directors

Effective as of the I.D. Systems Merger Effective Time and pursuant to the Investment Agreement, the Board approved an increase in the size of the Board from one to seven directors and each of the following individuals were appointed to the Board:

●	Each of the following former members of the I.D. Systems board of directors: Chris Wolfe; Michael Brodsky; Michael Casey; and Charles Frumberg;
●	The following former member of the Pointer board of directors: David Mahlab; and
●	The following representatives appointed by the holders of the Series A Preferred Stock: Anders Bjork and John Hunt.

Michael Brodsky was appointed as Chairman of the Board effective as of his appointment to the Board.

Committee Appointments

The Board appointed the following individuals to the Audit Committee, the Compensation Committee and the Nominating Committee, effective as of October 3, 2019:

●	Audit Committee: Michael Casey (Chairperson), Michael Brodsky and Charles Frumberg
●	Compensation Committee: Anders Bjork (Chairperson), Michael Casey and Charles Frumberg
●	Nominating Committee: Michael Brodsky (Chairperson), Anders Bjork and Charles Frumberg

Resignation and Appointment of Officers

In connection with the Transactions, each officer of PowerFleet as of immediately prior to the I.D. Systems Merger Effective Time resigned as of the I.D. Systems Merger Effective Time and the Board appointed new executive officers of PowerFleet effective as of the I.D. Systems Merger Effective Time. The names of these executive officers and their respective positions are indicated below:

Chris Wolfe	Chief Executive Officer
Ned Mavrommatis	Chief Financial Officer
David Mahlab	Chief Executive Officer International

Biographical information for each of the above named officers is set forth below:

Chris Wolfe, 62. Mr. Wolfe served as Chief Executive Officer of I.D. Systems since December 2016 and as a director of I.D. Systems since June 2017. Mr. Wolfe previously served as Chief Product Officer of I.D. Systems from August 2016 to December 2016 and as a strategy consultant for I.D. Systems from February 2016 to July 2016. From 2000 to 2005, Mr. Wolfe served as the President of Qualcomm Wireless Business Solutions, a division of Qualcomm Incorporated, a NASDAQ-listed company which provides wireless communications products and services. After leaving Qualcomm, Mr. Wolfe founded Americans for Energy Independence, a public awareness non-profit organization, which later merged into the Apollo Alliance.

Ned Mavrommatis, 49. Mr. Mavrommatis served as Chief Financial Officer of I.D. Systems since August 1999, Treasurer since June 2001, and as Corporate Secretary since November 2003. Mr. Mavrommatis has been a director of Duos Technologies Group, Inc., a provider of advanced intelligent security and analytical technology solutions, since August 2019.

David Mahlab, 62. Mr. Mahlab has served as the President and Chief Executive Officer of Pointer Telocation Ltd. since February 1, 2011. Mr. Mahlab is the co-founder of Scopus Video Networks (traded on the Nasdaq until sold), where he served as both its Chief Executive Officer from 1995 until 2007 and its chairman of the board of directors from 2007 until 2009.

Compensatory Plans

In connection with the completion of the Transactions, I.D. Systems assigned to PowerFleet and PowerFleet assumed all obligations of I.D. Systems pursuant to the I.D. Systems, Inc. 2018 Incentive Plan (which was amended to, among other things, increase the number of shares of available for issuance thereunder by 3,000,000 shares and to rename the plan to the PowerFleet, Inc. 2018 Incentive Plan), the I.D. Systems, Inc. 2015 Equity Compensation Plan, the I.D. Systems, Inc. 2009 Non-Employee Director Equity Compensation Plan, as amended, and the I.D. Systems, Inc. 2007 Equity Compensation Plan, as amended (collectively, the “I.D. Systems Equity Plans”) and each stock option agreement, restricted stock award agreement and any other similar agreement entered into pursuant to the I.D. Systems Equity Plans. The disclosure set forth in the section titled “I.D. Systems Proposal 8: To Approve an Amendment to the I.D. Systems 2018 Incentive Plan” in the Registration Statement is incorporated herein by reference.

Transaction-Related Grants

On October 3, 2019, in connection with the completion of the Transactions and as previously disclosed in the Joint Proxy Statement/Prospectus, the Board approved the grant of options to purchase 350,000 shares of PowerFleet Common Stock to Chris Wolfe, PowerFleet’s Chief Executive Officer, and the grant of options to purchase 150,000 shares of PowerFleet Common Stock to Ned Mavrommatis, PowerFleet’s Chief Financial Officer. The options are subject to the terms of the 2018 Plan, have an exercise price of $6.00 per share, vest upon the attainment of adjusted EBITDA targets for the fiscal years ending December 31, 2020 and December 31, 2021 and become exercisable 180 days after vesting. Vesting of the options will accelerate in the event of certain change of control transactions.

Indemnification Agreements

On October 3, 2019, in connection with the completion of the Transactions, PowerFleet entered into an indemnification agreement with each of PowerFleet’s directors and executive officers (each, an “Indemnification Agreement”). The Indemnification Agreement, subject to limitations contained therein, obligates PowerFleet to maintain director and officer insurance if reasonably available, and to indemnify the indemnitee, to the fullest extent permitted by applicable law, for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred by him in any threatened, pending or completed action, suit, claim, investigation, inquiry, administrative hearing, arbitration or other proceeding arising out of his services as a director or officer. Subject to certain limitations, the Indemnification Agreement provides for the advancement of expenses incurred by the indemnitee, and the repayment to PowerFleet of the amounts advanced to the extent that it is ultimately determined that the indemnitee is not entitled to be indemnified by PowerFleet. The Indemnification Agreement also creates certain rights in favor of PowerFleet, including the right to assume the defense of claims and to consent to settlements. The Indemnification Agreement does not exclude any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law or PowerFleet’s amended and restated certificate of incorporation or by any other agreement, a vote of stockholders or disinterested directors, or otherwise. Each of the Indemnification Agreements is substantially similar in form.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Related Party Transactions

There are no related party transactions between the Company and any of its directors or executive officers that would require disclosure under Item 404(a) of Regulation S-K under the Exchange Act.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 3, 2019, in connection with the completion of the Transactions and immediately prior to the I.D. Systems Merger Effective Time, PowerFleet amended and restated its certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) and its bylaws (the “Amended and Restated Bylaws”). On October 3, 2019, I.D. Systems, as the then sole stockholder of PowerFleet, voted all of its shares of PowerFleet Common Stock in favor of adopting the Amended and Restated Certificate of Incorporation. Among other things, PowerFleet’s certificate of incorporation was amended to (i) increase the authorized share capital to 75,000,000 shares of common stock and 150,000 shares of preferred stock, of which 100,000 shares were designated as Series A Preferred Stock, (ii) include certain mandatory indemnification provisions for the directors and officers of PowerFleet, including, among other things, the advancement of expenses, (iii) provide that certain transactions are not “corporate opportunities” of PowerFleet, and (iv) designate the Chancery Court of the State of Delaware as the exclusive forum for certain legal actions. The foregoing description of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On October 3, 2019, PowerFleet issued a press release announcing the completion of the Transactions. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

To be filed by amendment not later than 71 calendar days after the latest date this Current Report is required to be filed with the SEC.

(b) Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the latest date this Current Report is required to be filed with the SEC.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 13, 2019, by and among PowerFleet, Inc., Powerfleet Israel Holding Company Ltd., Powerfleet Israel Acquisition Company Ltd., I.D. Systems, Inc. and Pointer Telocation Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of I.D. Systems, Inc., filed with the SEC on March 15, 2019).
2.2	Investment and Transaction Agreement, dated as of March 13, 2019, by and among I.D. Systems, Inc., PowerFleet, Inc., PowerFleet US Acquisition Inc., ABRY Senior Equity V, L.P. and ABRY Senior Equity Co-Investment Fund V, L.P. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of I.D. Systems, Inc., filed with the SEC on March 15, 2019).
2.3	Amendment No. 1 to the Investment and Transaction Agreement, dated as of May 16, 2019, by and among I.D. Systems, Inc., PowerFleet, Inc., PowerFleet US Acquisition Inc., ABRY Senior Equity V, L.P. and ABRY Senior Equity Co-Investment Fund V, L.P. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of I.D. Systems, Inc., filed with the SEC on May 20, 2019).
2.4	Amendment No. 2 to the Investment and Transaction Agreement, dated as of June 27, 2019, by and among I.D. Systems, Inc., PowerFleet, Inc., PowerFleet US Acquisition Inc., ABRY Senior Equity V, L.P. and ABRY Senior Equity Co-Investment Fund V, L.P. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of I.D. Systems, Inc., filed with the SEC on June 27, 2019).
2.5	Amendment No. 3 to the Investment and Transaction Agreement, dated as of October 3, 2019, by and among I.D. Systems, Inc., PowerFleet, Inc., PowerFleet US Acquisition Inc., ABRY Senior Equity V, L.P., ABRY Senior Equity Co-Investment Fund V, L.P. and ABRY Investment Partnership, L.P.
3.1	Amended and Restated Certificate of Incorporation of PowerFleet, Inc.
3.2	Amended and Restated Bylaws of PowerFleet, Inc.
4.1	Specimen PowerFleet, Inc. Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to the Registration Statement on Form S-4 of PowerFleet, Inc., filed with the SEC on July 23, 2019).
4.2	Specimen PowerFleet, Inc. Series A Convertible Preferred Stock Certificate (incorporated by reference to Exhibit 4.2 to Amendment No. 2 to the Registration Statement on Form S-4 of PowerFleet, Inc., filed with the SEC on July 23, 2019).
4.3	Form of Convertible Promissory Note.
10.1	Registration Rights Agreement, dated as of October 3, 2019, by and among PowerFleet, Inc., ABRY Senior Equity V, L.P. and ABRY Senior Equity Co-Investment Fund V, L.P.
10.2	Credit Agreement, dated August 19, 2019, by and among Powerfleet Israel Holding Company Ltd., Pointer Telocation Ltd. and Bank Hapoalim BM (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of I.D. Systems, Inc., filed with the SEC on August 23, 2019).
10.3	PowerFleet, Inc. 2018 Incentive Plan, as amended.
10.4	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.5 to Amendment No. 2 to the Registration Statement on Form S-4 of PowerFleet, Inc., filed with the SEC on July 23, 2019).
99.1	Press release, dated October 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERFLEET, INC.

By:	/s/ Ned Mavrommatis
Name:	Ned Mavrommatis
Title:	Chief Financial Officer

Date: October 3, 2019